EXHIBIT
                              10.52
                      STAFF BUILDERS, INC.
                       SECOND AMENDMENT TO
                      EMPLOYMENT AGREEMENT
                     WITH EPHRAIM KOSCHITZKI



     Amendment to Employment Agreement (the "Agreement") effective as of August 17, 1995 between Ephraim Koschitzki, residing at 992 East 22nd Street, Brooklyn, NY 11210 (the
"Employee") and Staff Builders, Inc., a Delaware corporation (the
"Company") having its principal place of business at 1981 Marcus
Avenue, Lake Success, NY  11042.

                      W I T N E S S E T H :

     WHEREAS, Employee and the Company are parties to an employment agreement dated June 1, 1987 (the "1987 Agreement"), amended by agreement dated November 1, 1991 (the "1991
Amendment"); and

     WHEREAS, Employee and the Company are in dispute whether
Employee has certain rights to options and the parties have settled the dispute to the satisfaction of Employee; and

     WHEREAS, the Company and the Employee are mutually willing, upon the terms and conditions herein set forth, to amend the 1987
Agreement, as amended by the 1991 Amendment, to reduce Employee's rights to certain payments provided therein.

     NOW THEREFORE, in consideration of the agreements herein made and intending to be legally bound, the parties hereto agree as follows:

     1. Employee's compensation, as set forth in the 1991 Amendment, shall be reduced by $135,000 in the aggregate. Employee's compensation shall be at the rate of $316,328 per year commencing September 1, 1996 payable in equal installments (not less frequently than monthly) in accordance with the Company's regular payroll practices. To effect the $135,000 reduction, Employee shall be paid $26,360 per month for the months of September through November, 1996 and $23,166 for the month of December, 1996 and there shall be no further compensation after December, 1996.

     2. All other provisions of the 1987 Agreement, as amended by the 1991 Amendment, shall remain in effect until December 31, 1996. December 31, 1996 shall be substituted for May 31, 1997 in paragraph two of the 1991 Amendment and in the fourth sentence from the end of paragraph 11 in the 1991 Amendment.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the 20th day of October, 1995.

                              STAFF BUILDERS, INC.

                              By:     /s/ Stephen Savitsky
                                   Name:
                                   Title:   CEO





                                  /s/ Ephraim Koschitzki
                              Ephraim Koschitzki


ephraim2/kl